Exhibit 10.18

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AMENDED AND RESTATED BIOLOGICS MASTER SERVICES AGREEMENT

This Biologics Master Services Agreement (this “Agreement”) is dated and effective as of February 3, 2025 (the “Effective Date”) and is between Jade Biosciences, Inc., a Delaware corporation, with an office at 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453 (“Client”) and WuXi Biologics (Hong Kong) Limited, with its registered address at Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong (“Provider”), each of Client and Provider being a “Party,” and collectively the “Parties.”

A.Client discovers and develops biologics.

B.Provider coordinates the biologics development and manufacturing services, including those provided by certain affiliated operating companies.

C.The Parties desire that Provider or its Affiliates provide services to Client on a project-by-project basis. The services for each project (the “Services”) will be provided pursuant to a separate and distinct contract (a “Work Order”) that incorporates certain terms of this Agreement.

D.Provider and Client entered into a Biologics Master Services Agreement dated as of July 10, 2024 (the “Original Agreement”); and

E.Provider and Client now wish to amend and restate the Original Agreement on the terms and conditions set forth herein.

The Parties therefore agree as follows:

1.	CERTAIN DEFINITIONS
1.1	“Affiliate” of a Person means any other Person that directly or indirectly Controls, is controlled by, or is under common Control with, the Person.
1.2

“Applicable Law” means all applicable laws, regulations and current Good Manufacturing Practice (cGMP) and other official guidelines and directives of any Authority relevant to the Services performed under this Agreement, and the supply, use, marketing or sale of the Product.

1.3

“Authority” means any government regulatory authority responsible for granting approvals for the performance of Services under this Agreement or for issuing regulations pertaining to the Manufacture and/or use of Product in the intended country of use, including the FDA.

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1.4	“Cell Line” means the cell line that has been developed to produce a Product.
1.5	“Certificate of Analysis” means a certificate of analysis for testing of Specifications of a Product in a form agreed to by the Parties.
1.6

“Certificate of Compliance” means a document issued by WuXi Biologics attesting that a Product Batch has been manufactured in compliance with cGMP (as applicable) and that Manufacturing Batch records have been reviewed and approved by WuXi Biologics’ Quality Assurance.

1.7	“Certificate of Testing” means a certificate for testing of selected Specifications of a Product in a form agreed by both Parties, for the selected testing performed by WuXi Biologics.
1.8

“Confidential Information” of a Party (the “Disclosing Party”) means all information and materials disclosed by or on behalf of the Party to the other Party (the “Receiving Party”) or its Related Persons (as defined below) in connection with this Agreement that is reasonably considered to be confidential and is not generally available to the public. The Confidential Information of both Parties includes the existence, terms and objectives of this Agreement, and the nature of any dispute and the outcome of any arbitration proceedings arising out of or in connection with this Agreement. All data and information developed by either party relating specifically to the Products, including manufacturing batch records and Cell Line validation data generated by Provider under Work Orders, constitutes Client’s Confidential Information (but for clarity, any of Provider’s standard operating procedures and other internal documents related to Provider’s platform shall remain Provider’s Confidential Information). Confidential Information excludes:

(a)	information that at the time of disclosure to Receiving Party is in the public domain (through no act or omission of Receiving Party);
(b)	information that was known by Receiving Party prior to receipt from Disclosing Party (as proven by Receiving Party’s written records);
(c)	information that is disclosed to Receiving Party by a third party without an obligation of confidentiality and having the legal right to do so (as proven by Receiving Party’s written records); and
(d)	information that is independently developed by Receiving Party without any benefit of, and not being derived or arising from, Confidential Information.

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1.9	“Control” over a Person means (a) owning 50% or more of the voting securities or other ownership interests of the Person or (b) having the power to direct the management or policies of the Person.
1.10	“Facility” means the facility(ies) of Provider identified in the applicable Work Order.
1.11	“FDA” means the United States Food and Drug Administration, and any successor agency having substantially the same functions.
1.12

“Intellectual Property” means patents and patent applications, trademarks and applications, trade names, service marks, domain names, copyrights and copyright applications and registrations, schematics, industrial models, inventions, know-how, trade secrets, computer software programs and other intangible proprietary information including Confidential Information.

1.13	“Interfering Law” has the meaning given to it in Section 11.4 (Termination for Legal Reason).
1.14

“Material Adverse Effect” means, with respect to an applicable Interfering Law, that the Interfering Law, individually or in the aggregate with other Interfering Law(s), is or could reasonably be expected to become materially adverse to, or has or could reasonably be expected to have a materially adverse effect on, the prospects of a Product or the business or prospects of Client or any of its business lines as a result of Provider providing any Services to Client pursuant to this Agreement or any Work Order or as a result of Client being a party to this Agreement. By way of example, and not limitation, an Interfering Law will be deemed to have a Material Adverse Effect if such Interfering Law would or could reasonably be expected to (a) have a material adverse effect on the economic prospects or profitability of any Product, (b) materially adversely affect Client as a result of having Provider as a service provider under this Agreement or a Work Order (including as the manufacturer of any particular Product) as opposed to an alternative service provider performing comparable services, or (c) impact Client’s ability to enter into a contract with a governmental entity, receive grant funds from a governmental entity, or consummate a transaction with a potential collaborator, licensee, or acquiror (including, without limitation, an acquiror of Client or its assets).

1.15	“Person” means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency thereof.

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1.16	“Product” means the drug substance, drug product, or a part or derivative of the drug substance or drug product, that is manufactured through the Services or to be produced by a Cell Line.
1.17

“Specifications” means the list of tests, references to any analytical procedures and appropriate acceptance criteria which are numerical limits, ranges or other criteria for tests described in order to establish a set of criteria to which Product at any stage of Manufacture should conform to be considered acceptable for its intended use that are provided by or approved by Client, as such specifications are amended or supplemented from time to time by Client in writing.

2.SERVICES

2.1

Work Orders. Provider shall provide the Services to Client pursuant to each Work Order that is entered into during the term of this Agreement. The preferred form of Work Order is provided in Exhibit A. Each Work Order will automatically incorporate the terms of this Agreement and be a separate and distinct agreement. If there is a contradiction between a provision of this Agreement and a Work Order, then the provision in this Agreement will take precedence unless the Work Order specifically states that it takes precedence over such named provision, in which case such precedence shall be limited in application to the Services under such Work Order. For clarity, this Agreement is non-exclusive in nature, and Client is not obligated to enter any Work Order in connection with this Agreement or to use any service or equipment provided by Provider. Client may enter into any agreement with any third party for any purpose, including to have such third party perform any activities that are identical or similar to activities contemplated to be or actually performed by Provider in connection with this Agreement or any Work Order. In addition, the Parties stipulate and agree that no human biological samples, human genetic information, or other sensitive personal data or information, including personal health data and human genomic data, or United States government-related data or information will be exchanged or made accessible between the Parties pursuant to this Agreement.

2.2	Manufacturing. Both Parties will comply with the manufacturing terms in Exhibit B.
2.3	Affiliates
(a)

Provider may delegate or subcontract the Services, or any part thereof, to an Affiliate of Provider listed on Exhibit C for the provision of Services described. If the Services are provided by an Affiliate, then references to Provider in this

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Agreement will be deemed to be references to the Affiliate with the necessary modifications. Provider shall be liable for the performance of the Affiliate to the same extent as if the performance was that of Provider.

(b)

An Affiliate of a Party may enter into a Work Order instead of the Party. If a Work Order is entered into by an Affiliate, then references to the Party in this Agreement will be deemed to be references to the Affiliate with the necessary modifications.

The Party shall be liable for the performance of the Affiliate to the same extent as if the performance was that of the Party.

3.CONTRACT PRICE; PAYMENT

3.1

Contract Price: Client shall pay Provider the undisputed fees in the amount and manner provided in the applicable Work Order (the “Contract Price”). The Contract Price may be charged in accordance with a lump-sum or other pricing structure as agreed by the Parties. The Contract Price will include [***].

3.2

Expenses. Client shall reimburse Provider for reasonable and documented expenses that are (a) authorized by Client, (b) described in the applicable Work Order, or (c) described in this Agreement, including Sections [***].

3.3

Milestones. If a Work Order includes a payment for completion of a project stage or other milestone, then Provider shall notify Client [***] after the milestone is achieved. Client will be deemed to have agreed that the milestone was achieved unless it notifies Provider otherwise within [***] of receiving such notice. Each milestone payment is designed to reflect the fair value of the corresponding Services, and is not dependent on any other milestone unless otherwise specified in the Work Order.

3.4

Payment. Client shall pay undisputed amounts in each of Provider’s invoices within [***] of receipt by wire transfer to the account designated by Provider. All payments made under this Agreement and any Work Order will be made [***]. The Contract Price is exclusive of, and Client shall pay, any applicable taxes (other than taxes on Provider’s income) and other fees of any nature imposed by or under the authority of any government authority. Client may withhold any payment that the Client disputes [***] provided that Client informs Provider of such dispute within the original time for payment, in which case the Parties will meet to resolve the dispute [***].

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3.5

No Clawbacks. Other than as agreed by the parties, under this Agreement or an applicable Work Order, the Contract Price and other payments under this Agreement and any applicable Work Order are non-cancelable and non-refundable, provided that Provider shall refund any pre-payments made for Services not performed.

3.6

Payment Default. In the event of an overdue undisputed amount (a “Payment Default”), interest of [***]% will accrue [***] on the overdue payment as of the date of the Payment Default. If the Payment Default is not rectified within [***] after Client’s receipt of notice of such Payment Default, then it will be deemed an incurable material breach of the applicable Work Order, and Provider may terminate the Work Order pursuant to Section 11.3(b).

3.7

Annual Review. At [***], each Party to a Work Order may propose a prospective adjustment of the Contract Price to reflect documented changes in pricing factors including foreign exchange fluctuation, cost reductions and efficiency increases, inflation or deflation and changes in the price of raw materials. The Parties shall negotiate [***] with the aim of identifying a mutually acceptable amendment of the Work Order. For the avoidance of doubt, no Contract Price under this Agreement or any Work Order shall be deemed changed or modified in the absence of a mutually executed Change Order by both Parties.

4.	PROVISION OF SERVICES
4.1	Specifications. Provider shall provide all the Services at the Facility or other facilities agreed by both parties and in accordance with the Specifications of the applicable Work Order.
4.2

Qualifications. Provider shall ensure that the persons that provide the Services (the “Personnel”) (a) have the appropriate skills, training and experience and (b) are bound by confidentiality obligations consistent with the terms of this Agreement.

4.3	Compliance. Provider shall provide the Services in compliance with the Quality Agreement, Applicable Law and applicable Good Practice (“GxP”) guidelines in all material respects.
4.4

On-Site Monitoring. Representatives of Client may, [***], visit the facilities where the Services are provided and consult informally during such visits with appropriate Personnel in order to monitor the Services. The representatives will be bound by rules applicable to the facilities and may, [***], be prohibited from entering or only given limited access to certain areas within the facilities. Provider

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may require that Client or the representatives execute an agreement that regulates the representatives’ conduct during its visit. Client shall be responsible for all expenses incurred in connection with such visits [***], and all its personnel must be subject to the same level of confidentiality as in this Agreement.

4.5

Regulatory Inspections. Provider will permit visits and/or inspections by regulatory Authorities of any country as required by Applicable Law, and will permit Client or its agents to be present and participate in any visit or inspection by such regulatory Authority of the Facility (to the extent it relates in any way to any Product) or the manufacturing process. Provider will give as much advance notice as possible to Client of any such visit or inspection. Provider will provide Client with a redacted (only to protect confidential information of Provider’s other customers and remove the contents not related to the Client's project ) copy of any report or other written communication received from such Authority in connection with such visit or inspection, and any written communication received from any regulatory Authority relating to the Product, the Facility (if it relates to or affects the development and/or manufacture of Product) or the manufacturing process, within [***] after receipt, and will consult with, and unless legally prohibited by regulatory Authorities, seek approval from, Client before responding to each such communication if time permits. Provider will provide Client with a copy of its final responses within [***] after submission. [***].

4.6

Facility. Provider will not change the location of such Facility or use any additional facility for the performance of manufacturing Services under this Agreement without at least [***] prior written notice to, and prior written consent from, Client, which consent will not be unreasonably withheld or delayed (it being understood and agreed that Client may withhold consent pending satisfactory completion of a quality assurance audit and/or regulatory impact assessment of the new location or additional facility, as the case may be). Provider will maintain, [***], the Facility and all Equipment required for the Manufacture of Product in a state of repair and operating efficiency consistent with the requirements of cGMP (if applicable) and all Applicable Law. Provider will be responsible for performing all validation of the Facility, Equipment and cleaning and maintenance processes employed in the Manufacturing Process in accordance with cGMP (if applicable), Provider’s SOPs, the applicable Quality Agreement (if any), and Applicable Law. Provider will be responsible for obtaining, [***], any Facility or other licenses or permits, and any regulatory and government approvals necessary for the performance of Services by Provider under this Agreement. [***], Provider will provide Client with copies of all such approvals, and Client will have the right to use any and all information contained in such approvals in connection with regulatory approval and/or commercial development of Product.

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5.	SOURCING OF MATERIAL
5.1

Materials. Provider shall, [***], purchase all materials necessary for the Services (the “Materials”). If a Material is not commercially available, then Client may elect to (a) supply, [***], the Material to Provider; or (b) amend the applicable Work Order to permit the use of a commercially available substitute. Provider shall perform the market research and propose a list of vendors in compliance with Applicable Law and applicable GxP in all material respects, [***]. Provider shall take the inventory risk of the selected materials, such as the damages to pass through materials caused by improper storage or pollutions, [***].

5.2

Client Materials. If a Material is to be supplied by Client (a “Client Material”), then Client shall provide the Client Material [***] and provide such information as may be required by Provider or Applicable Law concerning the stability, storage and safety requirements of the Client Material. Provider shall ensure that the Client Material will be (a) used solely for the purpose of providing the Services, (b) only distributed to Personnel on a need-to-know basis for the provision of the Services and (c) preserved and protected in a manner consistent with the specifications of the applicable Work Order and any relevant standard operating procedures or other instructions provided by Client. Client will at all times retain title to and ownership of the Client Materials, Product, any intermediates and components of Client Materials or Product, and any work in process at each and every stage of the Manufacturing Process. Provider will provide within the Facility an area or areas where the Client Materials, Product, any intermediates and components of Client Materials or Product, and any work in process are segregated and stored in accordance with the Specifications and cGMP (if applicable), and in such a way as to be able at all times during the period of the Agreement or applicable Work Order to clearly distinguish such materials from products and materials belonging to Provider, or held by it for a third party's account. Provider will ensure that Client Materials (which are under Provider’s control), Product, any intermediates and components of Product, and any work in process are free and clear of any liens or encumbrances arising from disputes with any third party. Provider will at all times during the period of the Agreement or applicable Work Order take such measures as are required to protect the Client Materials, Product, any intermediates and components of any Client Materials or Product, and any work in process from loss, damage and theft at all stages of the Manufacturing Process. Client agrees that it is responsible to insure such items against theft, damage or loss and under no circumstances shall Provider be liable for loss or damage to any such items. The foregoing agreement does not limit the Provider’s liability for Client Materials’(for clarity, such Client Materials should be specified in the applicable Work Orders)

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loss or damage solely resulting from Provider’s gross negligence or willful misconduct while the Services are being performed or while such Client Materials are in the Provider’s care. Provider will [***] notify Client if at any time it believes any Product or Client Materials, or any intermediates and components of any Client Materials or Product, or any work in process have been damaged, lost or stolen.

5.3

Unused Client Materials and Other Materials. Provider shall, [***], return, destroy or otherwise dispose of unused Client Materials [***] after the earlier of (a) completion of the Services for which the Client Materials were provided, (b) termination of the applicable Work Order, or (c) receipt of written instructions from Client pertaining to its disposition. Provider may dispose of other unused Materials at its sole discretion upon [***] prior written notice to Client, and Client may elect during the [***] period to have the Client Materials transferred to Client.

6.	RECORDS
6.1

Storage for Records. All materials, data and documentation obtained or generated by Provider in the course of providing the Services, including all computerized records and files (“Records”), will be maintained in a secure area in accordance with industry standards and Applicable Law, [***]. While it is the Parties’ intent that Provider shall retain ownership of any Provider IP or Provider Confidential Information contained in the Records, the Records with exclusion of the Provider IP and Provider Confidential Information are the sole and exclusive property of Client and Client shall be able to use the Records, unencumbered, for purposes related to the Product.

6.2

Retention of Records. Upon termination of the applicable Work Order, Provider shall, at Client’s option, (a) destroy the Records, (b) deliver the Records to Client, or (c) retain the Records for [***] and then destroy the Records. If the Records are to be destroyed, then Provider shall give [***] notice to Client, and Client may elect during the [***] period to have the Records transferred to Client. Notwithstanding the foregoing, the Records may be retained solely to the extent as required by Applicable Law or as otherwise necessary for regulatory or insurance purposes.

6.3

Storage for Product. All the Products shall be stored in Provider’s facilities for [***] after Provider’s issuance of a Certificate of Compliance with 1) a Certificate of Analysis (if full lot release testing is performed by Provider) or 2) a Certificate of Testing (if Client requests only selected lot release testing to be performed by Provider), as applicable, and a monthly storage fee for Products shall be charged

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after the [***] period. Client agrees that the commercial value and/or cost of replacement or remanufacture of any Products provided to Provider for storage is a matter that, as between Client and Provider, is within the sole and exclusive knowledge of Client. Client agrees that it is responsible to insure such items against damage or loss and shall purchase appropriate insurance to cover its Products stored in Provider’s facilities. [***]. Transportation of Product by Provider on behalf of Client shall be made at the sole risk and expense of Client, notwithstanding the use of any INCOTERMS delivery term on any waybill or other documentation relating to the transportation. Provider shall not be liable for the actions or omission of any delivery services or carriers or freight forwarders.

7.	INTELLECTUAL PROPERTY
7.1	Ownership
(a)

Except as otherwise provided in this Agreement, (i) Provider has no ownership rights in any Intellectual Property that is owned by Client, or licensed by any third party to Client, or any of its Affiliates, including Product, (“Client IP”) and (ii) Client has no ownership rights in any Intellectual Property that is owned by Provider, or licensed by any third party to Provider, or any of its Affiliates (“Provider IP”).

(b)

Provider shall ensure that each of the Personnel vests in Provider, or its applicable Affiliate, any and all rights that such person(s) might otherwise have in the Intellectual Property created or developed in connection with the provision of the Services, and all Intellectual Property relating to such inventions (excluding moral rights) (“Project IP”). Improvements, modifications, and derivatives of Client IP constitute Project IP. Provider hereby assigns and shall assign (and require its Affiliates to assign) all right, title and interest in Project IP to Client. Client will, [***], have sole control of filing and prosecuting applications for, and maintenance and enforcement of, patents for Project IP. Provider shall, [***], use [***] to assist Client to obtain, maintain and enforce the Project IP. Client shall use [***] to [***] notify Provider of any patents granted for Project IP. Provider will be responsible for all payments to be made to Personnel of Provider and its Affiliates in accordance with any Applicable Law requiring remuneration for inventions. For the avoidance of doubt, Provider has no right to file, prosecute, maintain, protect, defend, or enforce Intellectual Property claiming that covers any Product.

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(c)

Notwithstanding the foregoing, Intellectual Property created or developed in connection with the provision of the Services (i) that relates solely to Provider IP, (ii) that relates to experimental methods independent of Client IP and Project IP, or (iii) that relates to manufacturing processes generally, in each case without reliance or reference to Client IP or Project IP (collectively, “Manufacturing Improvements”) is Provider IP and not Project IP.

7.2	General Licenses
(a)

Provider acknowledges and agrees that it does not acquire a license or any other right to Client IP except for the limited purpose of carrying out its duties and obligations under this Agreement and that such limited, non-exclusive, license will expire upon the completion of such duties and obligations or the termination or expiration of this Agreement, whichever is the first to occur.

(b)

Provider hereby grants and shall ensure that each applicable Affiliate will grant and hereby does grant, to Client and its applicable Affiliates a non-exclusive, perpetual, irrevocable, royalty-free, non-transferable(except in the case of Section 14.2) and sublicensable (through multiple tiers) license to Client and its Affiliates to use Provider IP solely to develop, Manufacture, have Manufactured, distribute, offer for sale, sell, and otherwise dispose of Product. Provider may, at its discretion, grant to Client the right to use Manufacturing Improvements under mutually satisfactory terms to be negotiated.

7.3	Additional Licenses

In the provision of any given Service under this Agreement, Provider may, prior to the provision of such Services, recommend to incorporate into the process or deliverables some specific Provider IP that would be useful to improve the applicable process or deliverable involved in such Service and that needs an additional license, but which is not necessary for the performance of such Service. With respect to any such Provider IP, Provider shall submit to Client a written list of such Provider IP, describing it in reasonable detail, and how such Provider IP will improve the applicable process or deliverable. Within [***] of Client’s receipt of the information noted in the preceding sentence, Client will notify Provider of its decision as to whether to incorporate such Provider IP into the process or deliverables. Provider shall not incorporate such Provider IP into the process or deliverables (a) without Client’s express written consent (which Client may withhold at its sole discretion) or (b) if Provider does not have sufficient rights in such specific Provider IP to enable Client to exploit such Provider IP under any such additional license. For any specific Provider IP (x) included in the process or deliverables for

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which Provider has failed to notify Client or (y) for which Client has not expressly consented to the inclusion thereof, Client’s rights to such Provider IP shall be the same as Client’s rights in the process or deliverables and such Provider IP will be licensed to Client as provided in Section 7.2(b). If Client agrees that some specific Provider IP may be incorporated in the process or deliverables for the purpose of improving such process or deliverable, as applicable, then, both parties shall negotiate such additional license [***] regarding such additional license to such Provider IP.

8.	REPRESENTATIONS AND WARRANTIES
8.1

Mutual. Each Party represents and warrants that (a) it validly exists under the laws of the jurisdiction in which it was organized, (b) it has the full power, right and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, (c) this Agreement once executed will constitute a legal, valid and binding agreement enforceable against it and (d) its performance of this Agreement will not conflict with any obligations it may have to any other person.

8.2

Infringement. Client represents and warrants that, to the best of its knowledge, the use of Client Intellectual Property and Client Materials in the performance of Services in accordance with this Agreement will not infringe the Intellectual Property rights of any third party.

8.3

Provider Representations and Warranties. Provider represents and warrants to Client that (i) neither it nor any of the Personnel involved in the Services has been debarred, or, to the best of its knowledge, is under consideration for debarment, by the United States Food and Drug Administration from working in or providing services to any pharmaceutical or biotechnology company pursuant to the Generic Drug Enforcement Act of 1992 or any other governmental authority pursuant to analogous laws; (ii) to the best of its knowledge, the Provider IP will not violate the intellectual property rights of any third party and it will [***] notify Client in writing should it become aware of any claims asserting such violation; and (iii) at the time of delivery to Client, the Product Manufactured under this Agreement will have been Manufactured in accordance with cGMP (if applicable) and all other Applicable Law, the Manufacturing Process, the applicable Quality Agreement, and Specifications.

8.4

Compliance with Law. Each Party represents and warrants that it shall, and shall ensure that each of its Affiliate will, comply with all Applicable Law in connection with performance of this Agreement and any Work Orders. Each Party shall [***] notify the other Party upon becoming aware of a breach of this Section. Breach of

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this Section with respect to the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery law will be deemed an incurable material breach for purposes of Section 11.3(b).

9.INDEMNIFICATION; LIMITATION ON LIABILITY; INSURANCE

9.1

Third Party Claims Against Client. Provider shall defend, indemnify and hold Client and its Affiliates and its directors, officers, employees, agents and consultants and legal, financial, accounting and other advisors (“Related Persons”) harmless from and against any and all liabilities and damages (including reasonable attorneys’ fees) (“Losses”) resulting from any third party claims, demands, suits or proceedings (“Claims”) to the extent arising out of or relating to (a) its performance of the Services, (b) a material breach of this Agreement by Provider, (c) a material violation of Applicable Law by Provider or any of its Related Persons, or (d) the gross negligence, recklessness or willful misconduct of Provider or any of its Related Persons during the course of activities carried out in connection with this Agreement (except to the extent that such Losses are within the scope of the indemnification obligation of Client under Section 9.2). The indemnification obligations set forth in this Section 9.1 do not apply to the extent that the Loss arises in whole or in part from the gross negligence, recklessness or willful misconduct of Client or any of its Related Persons or Client’s material breach of this Agreement.

9.2

Third Party Claims Against Provider. Client shall defend, indemnify and hold Provider and its Related Persons harmless from and against any and all Losses resulting from any Claims to the extent arising out of or relating to (a) Client’s use of Project IP or deliverables produced in accordance with this Agreement and the written instructions of Client that were provided or produced under a Work Order (including use of any license under Provider IP), or Provider’s appropriate or proper use of Client Materials or Client IP provided by Client for use in the Services or due to compliance to any written instructions provided by Client for use in the Services; (b) a material breach of this Agreement by Client , (c) a material violation of Applicable Law by Client or any of its Related Persons, (d) the gross negligence, recklessness or willful misconduct of Client or any of its Related Persons during the course of activities carried out in connection with this Agreement, or (e) development or manufacture, use, handling, storage, or other disposition of Products by or on behalf of Client or any of its Affiliates, sublicensees, agents or contractors (except by Provider), including Claims and threatened Claims based on product liability, bodily injury, risk of bodily injury, death or property damage or the failure to comply with any Applicable Law; except to the extent that such Losses are within the scope of the indemnification obligation of Provider under

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HARMFUL IF PUBLICLY DISCLOSED.

Section 9.1;. The indemnification obligations set forth in this Section 9.2 do not apply to the extent that the Loss arises in whole or in part from the negligence, recklessness or willful misconduct of Provider or any of its Related Persons, or Provider’s material breach of this Agreement.

9.3	Intellectual Property Claims. Client shall defend, indemnify and hold Provider and its Related Persons harmless from and against Losses resulting from Claims to the extent arising out of or related to infringement of any third party Intellectual Property rights in connection with the Services or the Product and where the infringement would not have occurred but for Provider’s reliance upon Client’s written requirements, specifications and Client IP. To the extent Claims that are based on Provider IP independent of the Services or Product under this Agreement or Provider’s breach of this Agreement, Client shall not be required to defend, indemnify, and hold Provider and its Related Persons harmless from those Losses. Provider shall defend, indemnify and hold Client and its Related Persons harmless from and against Losses resulting from Claims to the extent arising out of or related to infringement of any Intellectual Property rights related to the Services and that are based on Provider IP.

9.4

Defense. Each Party shall notify the other Party within [***] upon learning of a Claim that is subject to indemnification pursuant to Sections 9.1, 9.2, or 9.3 (but failure to notify shall not relieve the indemnifying Party of its indemnification obligations unless such failure materially prejudices its ability to defend the claim). The indemnifying Party shall control, [***], the defense of the Claim [***] with counsel of its choice. The indemnified Party shall use [***] to cooperate in the defense at the indemnifying Party’s request and expense, and may participate in the Claim [***]. No compromise or settlement of any Claim may be made by the indemnifying Party without the indemnified Party’s written consent; provided that, if a settlement contains an absolute waiver of liability for the indemnified party, and each party has acted in compliance with the requirements of this Section 9.4, then the indemnified party’s consent will be deemed given.

9.5Limitations on Liability

(a)

NEITHER PARTY WILL BE LIABLE UNDER ANY LEGAL THEORY (WHETHER TORT, CONTRACT OR OTHERWISE) FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, HOWEVER CAUSED, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT AS A RESULT OF A BREACH OF THE CONFIDENTIALITY AND NON-USE OBLIGATIONS, OR

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. NOTHING IN THIS SECTION IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

(b)	[***].
9.6

Insurance. Each Party shall ensure that insurance coverage is carried and maintained with a financially sound and reputable insurer against loss from such risks and in such amounts as is sufficient to support its obligations under this Agreement. Each Party shall provide a copy of the applicable insurance policy if requested by the other Party.

10.CONFIDENTIALITY AND PUBLICITY

10.1

Confidentiality. During the term of this Agreement and for [***] thereafter (other than with respect to trade secrets, which shall remain confidential for so long as they are protected under Applicable Law), the Receiving Party shall, and shall ensure that it, its Affiliates, and its Related Persons will, (a) maintain the Confidential Information of the Disclosing Party in confidence, (b) not use the Confidential Information of the Disclosing Party other than solely in connection with this Agreement and (c) not disclose the Confidential Information of the Disclosing Party to any third party other than (i) those of its Related Persons that have a need to know the Confidential Information in connection with the Services and are obligated to maintain the Confidential Information in confidence on terms at least as strict as those contained herein, and (ii) notify the Disclosing Party of any unauthorized disclosure of its Confidential Information [***] upon becoming aware of such disclosure. Notwithstanding the foregoing, Client may disclose the existence of this Agreement and Confidential Information of Provider confidentially in connection with a potential financing or acquisition or collaboration, provided, however, Client shall be liable for the acts and consequences of such disclosure.

10.2

Return of Confidential Information. Upon termination of this Agreement, and if requested in writing by the Disclosing Party within [***] thereafter, the Receiving Party shall cause all Confidential Information of the Disclosing Party to be [***] destroyed or returned to the Disclosing Party; provided, however, that the Receiving Party may, subject to its obligations of confidentiality hereunder, retain (a) a single secure copy of any Confidential Information for legal archival purposes, and (b) electronic back-up files that have been created by routine archiving and back-up procedures need not be deleted.

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DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

10.3

Publicity. Each Party shall not, and shall ensure that its Related Persons will not, use the name, symbols or marks of the other Party or any of its Affiliates in any advertising or publicity material or make any form of representation or statement that would constitute an express or implied endorsement by the other Party or any of its Affiliates of any commercial product or service, without the other Party’s or Affiliate’s prior written consent.

10.4

Audits. Provider and its Affiliates may have in the past provided, and may currently or in the future provide, services to other customers that are similar to the Services. Provider is absolutely committed to protecting Client’s Confidential Information and Intellectual Property, and shall not use such Confidential Information or Intellectual Property for the benefit of any person other than Client. In order to protect the Confidential Information of Client and the confidential information of other customers, Provider shall use [***] to ensure that other customers do not seek the disclosure of Confidential Information of Client, and Client hereby agrees it shall not seek the disclosure of confidential information of other customers of Provider. Notwithstanding the foregoing, if Client wishes to conduct an audit that relates to services provided to another customer for purposes of confirming that Client's Intellectual Property is adequately protected, then Provider shall use [***] to seek the other customer’s approval to waive confidentiality obligations to the extent necessary to allow Client to conduct the audit in a manner that does not involve disclosure of the other customer’s confidential information to Client. If another customer wishes to conduct an audit that relates to the Services for purposes of confirming that the other customer’s Intellectual Property is adequately protected, then Client shall discuss whether to waive Provider’s confidentiality obligations to Client to the extent necessary to allow the other customer to conduct the audit in a manner that does not involve disclosure of Client’s Confidential Information to the other customer. Such audits may involve an independent auditor designated by Provider and paid for by the person seeking the audit.

11.TERM AND TERMINATION

11.1

Agreement. The term of this Agreement commences on the Effective Date and, unless earlier terminated pursuant to this Section 11, will expire on the later of (a) five (5) years from the Effective Date; or (b) the completion of Services under all Work Orders executed by the parties prior to the fifth anniversary of the Effective Date. The term of this Agreement may be extended by Client continuously for additional [***] periods upon written notice to Provider at least [***] prior to the expiration of the then-current term.

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INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

11.2

Client will have the right, in its sole discretion, to terminate this Agreement or Work Order (a) upon thirty (30) days’ prior written notice to Provider; or (b) immediately upon written notice if Provider fails to obtain or maintain any material governmental licenses or approvals required in connection with the Services. Client shall pay off Provider for the Services rendered and the non-cancellable obligations occurred prior to the termination date; provided that Provider will use [***] to mitigate such non-cancellable obligations if applicable.

11.3

Work Orders. Work Orders are subject to the terms of this Agreement and are not affected by the termination of this Agreement unless such Work Order is terminated together with the Agreement. The term of each Work Order commences on the date indicated in the Work Order and will, unless terminated earlier in accordance with this Agreement, terminate upon completion of the Services. Notwithstanding the foregoing, either Party may terminate a Work Order:

(a)

at any time with six (6) months’ advance notice to the other Party, provided, however, Provider shall provide sufficient evidence to prove that there is reasonable cause to terminate the Work Order and discuss with Client [***] prior to the termination; provided further, if Provider terminates a Work Order pursuant to this clause 11.3(a), then no termination or cancellation fees shall be paid by Client, Provider shall continue to provide Services for the irrelative Work Orders; or

(b)	immediately upon notice to the other Party if

(i)a material breach of the Work Order by the other Party remains uncured thirty (30) days after notice of the material breach was received by such other Party; or

(ii)the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law (which proceedings remain undismissed for [***]); or

(iii)a Force Majeure Event occurs that will, or continues to, prevent performance (in whole or substantial part) of this Agreement or any pending Work Order by the other party for a period of at least ninety (90) days. In the case of a Force Majeure Event relating solely to a pending Work Order, the right to terminate will be limited to such Work Order.

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DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

11.4

Termination for Legal Reason. If any applicable law (including any Applicable Law), rule, regulation, guideline, or order in effect and as amended from time-to-time or any potential change in or new applicable law, rule, regulation, guideline, or order (any such law, rule, regulation, guideline, or order, new or existing, or any change or potential change to any of the foregoing, an “Interfering Law”) would or could reasonably be expected to have a Material Adverse Effect, then Client will have the right to terminate this Agreement and any and all Work Orders immediately by providing written notice to Provider describing the Interfering Law and the Material Adverse Effect such Interfering Law would or could reasonably be expected to have and explaining why such Interfering Law has caused Client to need to terminate this Agreement or any Work Order in order to avoid or mitigate such Material Adverse Effect. No Cancellation Charge(s) under Section 12 will be applied for termination of the Agreement or an applicable Work Order under this Section 11.4.

11.5

Technology Transfer. Without limiting any of Client’s technology transfer rights or Provider’s technology transfer obligations under that certain Amended & Restated Cell Line License Agreement between Client and Provider dated February 3, 2025: upon Client’s prior written request and with at least [***] notice to Provider (whether during the Term of this Agreement or upon termination of this Agreement or any Work Order), Provider shall use [***] to disclose, make available, and conduct a full transfer, and shall cause its Affiliates to disclose, make available, and conduct a full transfer to Client, its Affiliates, or any third party designated by Client, all materials and information, including Provider IP (in each case, owned or controlled by Provider or any of its Affiliates) (a) with respect to tangible materials, as reasonably requested by Client and (b) that are necessary or reasonably useful for Client and such Affiliates and third parties to manufacture and otherwise exploit the Product (“Technology Transfer”). The Parties shall [***] agree to a schedule and plan for such Technology Transfer and will use [***] to conduct and complete the Technology Transfer in accordance with such plan and schedule. Provider will provide reasonable assistance to enable Client, its Affiliates, or such third party manufacturer to manufacture Product, provided, however, it is the third party manufacturer’s full responsibility to manufacture such Client Product after the transfer; Provider will not be responsible for the third party manufacturer’s success or failure to manufacture any Products. Initiation of such technology transfer will be determined by Client. For clarity, upon Client’s request, the Parties shall work [***] to develop and execute a separate agreement that specifies the Technology Transfer activities, schedule, and compensation owed to Provider (a “Technology Transfer Agreement”). Provider will also provide reasonably requested ongoing technical support and assistance if requested by

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Client with such support reimbursed on a [***] rate basis. The electronic portion of any Technology Transfer (i.e., the transfer of intangible intellectual property, documents, records, etc. necessary to effectively transfer the Manufacturing Process) requested due to termination of this Agreement due to an Interfering Law pursuant to Section 11.4: (x) will be provided by Provider [***] to Client and (y) will include [***] non-chargeable hours of Provider consultation to Client, valid [***] from the date of signature of the Technology Transfer Agreement; provided that, regardless of the reason that the Technology Transfer is requested, Client shall be responsible for all reasonable and documented third-party shipping costs associated with shipment of any tangible materials (e.g., cell banks, reference standards, etc.).  For clarity, Provider will complete any additional consultation or other “non-electronic” work required to effect the subject Technology Transfer at rates agreed [***] by the Parties.

11.6

Survival. Upon termination of this Agreement or a Work Order, all outstanding rights and obligations between the Parties arising out of or in connection with this Agreement or the Work Order, as the case may be, will [***] terminate, other than any obligations that (a) matured prior to the effective date of the termination or (b) by its nature are intended to survive, including Sections 2.1, 4.2, 4.3, 4.6, 6.1, 6.2, 11.4, 11.5 and Articles 1, 7-10, 12 and 14. Provider will, upon receipt of a termination notice from Client, [***] cease performance of the applicable Services and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. Within [***] after the close-out of a Work Order, Provider will provide to Client a written itemized statement of all work performed by it in connection with the terminated Work Order, an itemized breakdown of the payments associated with that work, and a final invoice for that Work Order. If Client has pre-paid to Provider more than the amount in a final invoice then Provider agrees to [***] refund that money to Client, or to credit the excess payment toward another existing or future Work Order, at the election of Client.

11.7	Termination Fee.

If a Work Order is terminated early by Client under Section 11.2 or 11.3, then Client shall pay Provider for the Services rendered in accordance with the terms of this Agreement and all non-cancelable obligations in connection with the Services to the extent specified in the applicable Work Order; provided that Provider will use [***] to mitigate such non-cancellable obligations.

(a)

If non-manufacturing Services, as specified in the applicable Work Order, are terminated by Provider due to Client’s material breach pursuant to Section 11.3(b), then Provider may charge Client a termination fee equal to [***] of the

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remaining value of such non-manufacturing Services within the Work Order as liquidated damages in connection with the redeployment of reserved Personnel and administrative overhead and costs.

(b)

If manufacturing Services are terminated by Provider due to Client’s material uncured breach or at Client’s request, Client may be charged cancellation fees as specified in Section 12; If manufacturing Services (manufacturing run(s) including non-GMP manufacturing, GMP manufacturing, and engineering run) are terminated by Provider due to a Client request to cancel or due to a termination of the applicable Work Order by Provider because of Client’s uncured material breach pursuant to Section 11.3(b), Client shall be charged cancellation fees as specified in Section 12 below. If Client requests to 1) postpone or reschedule, or 2) materially change the production scale or batch size of, a manufacturing run originally scheduled under an executed Work Order or Change Order and/or this Agreement, the same cancellation terms in Section 12 will apply, provided that no cancellation fees will be charged in where such termination results from Provider’s breach of this Agreement, or its negligence or willful misconduct.

12.	CANCELLATION TERMS FOR MANUFACTURING SERVICES
12.1

Cancellation of non-GMP Drug Substance Manufacturing. If a notice to cancel a non-GMP drug substance manufacturing batch in an executed Work Order and/or this Agreement is received, Provider will make [***] to find an alternative customer or project to fill the manufacturing slot. In the case where no alternative customer or project can be identified to fill the slot(s), charges for cancelling the related work under this Agreement (“Cancellation Charge(s)”) will be applied based on the following:

a)	[***] except the cost of raw materials purchased by Provider under the applicable Work Order for such non-GMP batch, if the cancellation notice is received [***] before the scheduled vial thaw;
b)

[***] of a non-GMP manufacturing batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for such non-GMP batch, if the cancellation notice is received [***] before the scheduled vial thaw;

c)

[***] of a non-GMP manufacturing batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for such non-GMP batch, if the cancellation notice is received [***] before the scheduled vial thaw;

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d)

[***] of a non-GMP manufacturing batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for such non-GMP batch, if the cancellation notice is received within [***] prior to the scheduled vial thaw.

e)

[***] of a non-GMP manufacturing batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for such non-GMP batch, if the cancellation notice is received [***]; and

f)	[***] of a non-GMP batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for such non-GMP batch, if the cancellation notice is received [***].
12.2

Cancellations for Drug Substance cGMP Manufacturing Run or Engineering Run. If a notice to cancel a drug substance cGMP manufacturing run or an engineering run in an executed Work Order and/or this Agreement (as the case may be) is received, Provider will use [***] to find an alternative customer or project (but excluding any project under existing contract with Provider) for the manufacturing slot. In the case where no alterative customer or project can be identified to fill the slot(s), Cancellation Charge(s) will be applied based on the following:

a)

[***] except the cost of raw materials purchased by Provider under the applicable Work Order for purposes of such cGMP manufacturing run or engineering run, if the cancellation notice is received [***] before the scheduled vial thaw;

b)

[***] of the cGMP manufacturing run or engineering run batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for purposes of such cGMP manufacturing run or engineering run, if the cancellation notice is received [***] before the scheduled vial thaw;

c)

[***] of the cGMP manufacturing run or engineering run batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for purposes of such cGMP manufacturing run or engineering run, if the cancellation notice is received [***] before the scheduled vial thaw or anytime thereafter.

12.3

Cancellation for Drug Product cGMP Manufacturing Run or Engineering Run. If a notice to cancel a cGMP drug product manufacturing run or an engineering run in an executed Work Order and/or this Agreement (as the case may be) is received, Provider will use [***] to find an alternative customer or project but excluding any project under existing contract with Provider) to fill the

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manufacturing slot(s). In the case where no alternative customer or project can be identified to fill the slot(s), Cancellation Charge(s) will be applied based on the following:

a)

[***], except the cost of raw materials purchased by Provider under the applicable Work Order for purposes of such cGMP manufacturing run or engineering run, if the cancellation notice is received [***] before the scheduled manufacturing run;

b)

[***] of the cGMP manufacturing run or engineering run batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for purposes of such cGMP manufacturing run or engineering run, if the cancellation notice is received [***] before the scheduled manufacturing run;

c)

[***] of the cGMP manufacturing run or engineering run batch fee plus the cost of raw materials purchased by Provider under the applicable Work Order for purposes of such cGMP manufacturing run or engineering run, if the cancellation notice is received [***] before the scheduled manufacturing run or anytime thereafter.

13.SHIPPING

13.1

All materials to be provided by Provider to Client will be delivered FCA (carrier named by Client) (Incoterms 2020), including Product and other deliverables produced under a Work Order, returned Client Materials, returned Records and returned Confidential Information. For the avoidance of doubt, FCA (carrier named by Client) means Provider is responsible for handing over the materials, cleared for export, to a carrier named by Client. Client assumes risk at hand over and pays all costs as specified in Incoterms 2020.

13.2

All materials to be provided by Client to Provider will be delivered DDP (site designated by Provider) (Incoterms 2020), including Client Materials. For the avoidance of doubt, DDP (site designated by Provider) means Client is responsible for delivery to and unloading at the site designated by Provider and pays all costs including import duties and taxes.

14.MISCELLANEOUS

14.1

Force Majeure. “Force Majeure” means and includes such circumstances or occurrences which are beyond the reasonable control of the Party that materially prevent such Party from performing any of such Party’s obligations under this Agreement (other than the payment of money), and that are not caused by the

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Party’s negligence, which may include, but not limited to, acts of God; pandemic(such as Covid-19), strikes and labour problems affecting an entire industry or region; lightning, fire, flood, washout, storm, or other actions of the elements; government actions, including embargos, sanctions, prohibitions; and war, civil disturbances or other imposition of sanctions by a governmental authority with jurisdiction over a Party. Neither Party shall be liable for non-fulfilment of its obligations or in breach under this Agreement if such non-fulfilment is due to Force Majeure for the duration of such Force Majeure. Each Party shall use [***] to mitigate adverse consequences in the event of such Force Majeure. A Party that is prevented from performing any of its obligations due to Force Majeure will [***] give notice to the other Party of the event and the obligations as to which performance is prevented or delayed. If a Force Majeure situation continues for more than [***], the unaffected Party may terminate any affected Work Order upon notice to the affected Party, without penalty or liability (including without limitation penalties described in Section 12).

14.2

Assignment; Novation. This Agreement may not be assigned by a Party without the prior written consent of the other Party; provided, however, that (i) a Party may assign this Agreement to any of its Affiliates with net worth or insurance commensurate with such Party’s obligations and sufficient capacity and personnel, without such consent, but with notice to the other Party; and (ii) Client may, without Provider’s consent, assign this Agreement (a) to a third party in connection with the transfer or sale of all or substantially all of its assets or the line of business or Product to which this Agreement relates; (b) to a successor entity or acquirer in the event of a merger, consolidation or change of control. Any purported assignment in violation of this Section is void. This Agreement binds the Parties’ successors and assigns. Notwithstanding anything to the contrary in this Agreement, upon written notice from Client that Client has executed an exclusive license as to all or substantially all of the Client’s assets or Product to which one or more Work Orders relates, Provider shall, and hereby does (and Client, by providing such notice, also shall, and hereby does): (i) novate this Agreement and the applicable Work Orders to the Client’s exclusive licensee, on a form of novation agreement provided by Client and reasonably accepted by Provider (which acceptance shall not be unreasonably withheld, conditioned, or delayed) at the time of such novation; and (ii) enter into a new agreement that is an exact copy of this Agreement and includes only those Work Orders that are not subject to the novation in clause (i).

14.3	Notices. All notices, requests, demands and other formal or legal communications required under this Agreement must be in writing and will be deemed to have

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been given or made and sufficient in all respects when delivered by reputable international courier to the following addresses:

To Client: Jade Biosciences, Inc. 221 Crescent Street, Building 23, Suite 105 Waltham, MA 02453 Attn: [***] Copy to Email: [***]
To Provider: WuXi Biologics 800 Qifan Road, No.4 F3 Pudong District, Shanghai, China 200137 Attn: [***] Email: [***]

14.4

Independent Contractor. The Parties are independent contractors, and nothing contained in this Agreement may be deemed or construed to create a partnership, joint venture, employment, franchise, agency, fiduciary or other relationship between the Parties.

14.5

Non-Solicitation. During the term of this Agreement and for [***] thereafter, Client shall not directly or indirectly induce or solicit (or authorize or assist in the taking of any such actions by any third party) any employee or consultant of Provider or any of its Affiliates that have provided Services under this Agreement to leave his or her employment or business association. Hiring advertisements and efforts not directed at a particular individual do not constitute a solicitation in violation of this Section 14.5.

14.6

Governing Law. The laws of the State of New York, USA, without regard to any choice of law principle that would require the application of the law of another jurisdiction, govern all matters relating to this Agreement and the enforcement thereof. The parties expressly reject any application to this Agreement of (a) the United Nations Convention on Contracts for the International Sale of Goods; and

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(b) the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980.

14.7

Arbitration. The Parties shall engage in [***] consultation to resolve any dispute arising out of or in connection with this Agreement. Such consultation will begin [***] after one Party has delivered to the other Party a request for consultation. If the dispute cannot be resolved within [***] following the date on which the request for consultation is delivered, then either Party may submit the dispute to the JAMS International Arbitration Rules (“Arbitration”). The Arbitration tribunal will consist of three arbitrators. Within [***] after the commencement of the Arbitration, each Party shall select one person to act as arbitrator, each of whom must be a practicing or retired attorney or judge having at least [***] of litigation experience within the biopharmaceutical industry. The two arbitrators so selected shall select the chair within [***] of the commencement of the Arbitration, whom must a practicing or retired attorney or judge having at least [***] of litigation experience within the biopharmaceutical industry. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator within the allotted time, the third arbitrator shall be appointed by JAMS in accordance with the JAMS International Arbitration Rules. All arbitrators shall serve as neutral, independent and impartial arbitrators. The Arbitration shall be conducted in accordance with the expedited procedures set forth in the JAMS International Arbitration Rules. The place of arbitration will be New York City. The official language of the arbitration will be English. The arbitration proceedings will be confidential, and the arbitrator may issue appropriate protective orders to safeguard each Party’s Confidential Information. During the course of arbitration, the Parties shall continue to implement the terms of this Agreement including all Work Orders then in effect. The arbitral award will be final and binding upon the Parties, and the Party to the award may apply to a court of competent jurisdiction for enforcement of the award. Notwithstanding the foregoing, each Party has the right to institute an action in a court of proper jurisdiction for injunctive or other equitable relief pending a final decision by the arbitrator.

14.8

Entire Agreement; Non-Reliance. This Agreement, together with each Work Order, contains the entire agreement between the Parties with respect to the subject matter of this Agreement. Prior agreements are hereby superseded. For the avoidance of doubt, prior confidentiality obligations are superseded to the extent that they cover Confidential Information. Each Party disclaims that it is relying on any representations or warranties other than those set forth in this Agreement.

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14.9	Amendment. No modification or waiver of any term of this Agreement or any other form of amendment to this Agreement will be binding unless made expressly in writing and signed by both Parties.
14.10	No Third Party Beneficiaries. The provisions of this Agreement are for the sole benefit of the Parties.
14.11

Waiver. The waiver by either Party of any breach of any term of this Agreement will not constitute a waiver of any other breach of the same or any other term. Failure or delay on the part of either Party to fully exercise any right under this Agreement will not constitute a waiver or otherwise affect in any way the same or any other right.

14.12

Severability. If any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, then (a) the provision will be replaced by a valid and enforceable provision that achieves as far as possible the intention of the Parties and (b) all other provisions of this Agreement will remain in full force and effect as if the original agreement had been executed without the invalidated, illegal or unenforceable provision.

14.13

Independent Counsel. Each Party has had the opportunity to consult independent counsel, and as such, this Agreement will not be construed to have been drafted by one Party or the other but will be construed as having been jointly drafted when interpreting its provisions.

14.14

Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument. Executed counterparts may be exchanged by facsimile or e-mail in PDF or similar electronic format.

14.15

Amendment and Restatement of Original Agreement.  The Parties agree that, as of the Effective Date, the Original Agreement is hereby amended and restated; as of the Effective Date, terms of the Original Agreement are no longer in force or effect and are hereby superseded and replaced by the terms of this Agreement; as of the Effective Date, any currently incomplete or in-effect Work Orders governed by the Original Agreement will be governed by this Agreement.

[Signature page follows]

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Thus, this Agreement was executed on the date stated in the introductory clause.

WuXi Biologics (Hong Kong) Limited		Jade Biosciences, Inc.

By:	/s/ Zhisheng Chen	By:	/s/ Tom Frohlich
Name:	Zhisheng Chen	Name:	Tom Frohlich
Title:	CEO	Title:	Chief Executive Officer

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DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

Exhibit A—Form of Work Order

WORK ORDER (NUMBER [●])

This work order is dated [●] and is between Jade Biosciences, Inc. (“Client”) and [WuXi Biologics (Hong Kong) Limited](“Provider”).

The terms of the Amended and Restated Biologics Master Services Agreement between Jade Biosciences, Inc. and WuXi Biologics (Hong Kong) Limited, dated [●] (the “Master Services Agreement”), are hereby incorporated by reference into this Work Order. Any modifications to the Master Services Agreement will be deemed to be references to this Work Order automatically. Each capitalized term used but not defined in this Work Order has the meaning given in the Master Services Agreement.

1.SERVICES INFORMATION

1.1Title

[Project title]

1.2Description

[Description of the Services including deliverables and specifications]

1.3	Tasks and Timeframe. Provider shall complete the Services in accordance with the following schedule:

1.4Client Materials

[Description of the Client Materials to be provided by Client to Provider that are necessary to perform the Services]

1.5Reporting and Transfer of Data and Results

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

[Description of how data and results should be reported and transferred to Client, including electronic protocols for secure transmission of data and instructions for physical handling and shipping of materials if chemicals are being synthesized or other materials are to be transferred to Client]

1.6Additional Requirements

[Any additional requirements such as additional obligations of the parties that do not appropriately fit into the task list and special handling of materials]

2.FEES; PAYMENT SCHEDULE

2.1	General Terms. Expenses, milestones, payment and default and other general terms are provided in Section 3 of the Master Services Agreement.

2.2	Contract Price and Upfront Payment. The Contract Price will be USD [●]. On signing of this Work Order, Client shall pay Provider [●] % of the Contract Price as a non-refundable upfront payment.

2.3Milestones. The table below lists milestones and related information.

	Milestone	Deliverable	Milestone Payment
1	[Description including work required, criteria for achievement and timeline]	[●]	[●]
2	[●]	[●]	[●]

2.4	Payment Instructions. Unless an invoice provides otherwise, Client shall pay the invoice in USD by wire transfer to the account listed below (as may be amended from time to time):

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

[***]	[***]	[***]	[***]	[***]	[***]

3.COMMUNICATIONS

3.1	Technical Communications. All technical communications required under this Work Order are to be sent via reputable international courier or email and addressed as follows:

Thus, this Work Order is executed on the date stated in the introductory clause.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

Exhibit B—Manufacturing

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

Exhibit C: Affiliates of Provider

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE

INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

Exhibit D – Clinical Supply Terms

[***]